Semiannual Report

European Stock Fund

April 30, 2001

T. Rowe Price

Report Highlights

European Stock Fund

o European markets continued to struggle with a sharp contraction in the technology and telecommunications sectors.

o    Your  fund  declined  for  the  six-month   period,   but  broad  portfolio
     diver-sification and modest exposure to technology and telecom helped limit the damage compared with its peer group.

o Cyclicals and other value stocks turned in the best showings, offsetting declines in higher-growth segments.

o We are optimistic that the worst of our losses is behind us, although markets are likely to remain volatile in the short term.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

European stock markets weakened during the six months ended April 30, 2001. Growth stocks corrected sharply, overwhelming gains achieved by cyclical and value shares. Declines in the technology and telecom sectors were particularly steep, while the automotive, energy, and materials groups performed best. More defensive consumer staples and utilities stocks moved sideways during the period.


Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 4/30/01                               6 Months        12 Months
--------------------------------------------------------------------------------

 European Stock Fund                                 -7.92%          -13.35%

 MSCI Europe Index                                   -7.00           -13.21

 Lipper European Funds Average                       -10.16          -17.48

     Reflecting these challenges, your fund posted a decline for the second six-month period in a row. These losses were slightly below the results for the MSCI Europe Index; the difference can largely be attributed to operating expenses (there are no fees reflected in index returns). We were consoled, however, that these results were significantly better than the Lipper European Funds Average-primarily because our broad portfolio diversification, as well as judicious trimming of our winning positions, helped us limit losses in the heaviest hit sectors compared with our peers.

     Europe's markets nursed a lingering hangover from 1999's technology and telecommunications binge, as both corporate and consumer demand for these products retrenched sharply. However, the regional economies performed relatively well. GDP data from 2000's fourth quarter were surprisingly positive in most countries, and 2000 GDP for the euro zone as a whole rose a respectable 3.4%-well above recent years and the longer-term average. However, with the U.S. economy slowing rapidly, there have been some mixed signals in Europe. A global oversupply of capital equipment, together with weak demand in the tech and telecom sectors, made a slowdown more likely. At the same time, consumer confidence remained steady as regional unemployment fell to 8.7%. Inflation remained at 2.6%, stubbornly above the European Central Bank's 2.0% target, which made it difficult for the ECB to combat potential weakness with easier monetary policy. Only the United Kingdom, which is not part of the euro zone, cut short-term interest rates during the period from 6% to 5.5%.

     One bright spot for our U.S. investors was the euro, which rose by 5% after reaching an all-time low against the U.S. dollar at the end of October 2000. The currency's value was helped by interest rate cuts in the U.S. as well as general market weakness that made U.S. dollar assets less attractive. This gain offset a portion of local market losses for fund investors.

     European consumers and businesses will benefit from significant tax cuts this year, the result of the region's progress with structural reforms. We were encouraged to see the German government push ahead with initial measures to reform the state pension system and believe its efforts will pressure France and Italy to follow suit.


MARKET AND PORTFOLIO REVIEW

     Technology and telecom company stocks fell heavily as the extreme valuations created in 1999 and early 2000 continued to unwind. High-priced growth stocks were also weak, but value stocks held up comparatively well. Inexpensive cyclicals, such as automobile and materials (chemicals, paper, metal) companies, performed strongest, followed by energy groups. Spain was the region's best performing major market, largely because it contains no major technology stocks and because its telecom entries performed far better than peers across Europe. Sweden and Finland were hit hard by their large exposure to technology stocks, particularly the wireless telecom giants LM Ericsson and Nokia.

     Financials

     Our exposure to financials rose slightly during the period and remained the largest in the portfolio, accounting for 23.5% of assets on April 30. Strong operating results and productive restructuring efforts helped Europe's banking sector rise modestly. We added to our positions in Nordea and Societe Generale owing to their modest valuations and focus on improving returns. We also initiated a position in National Bank of Greece, which already earns a high return. The bank is growing quickly as it harvests its large deposit customer base and as Greece benefits from low interest rates after adopting the euro at the start of 2000.

     Swiss bank UBS showed improvement in its private banking and asset management businesses and surprising progress in reducing costs. Spanish bank Banco Bilbao Vizcaya Argentaria gained control of its subsidiaries in Argentina and Colombia in order to restructure their operations and cut costs. Better-than-expected results and little exposure to investment banking supported the gains of Royal Bank of Scotland Group and Germany's Bayerische Hypo-und Vereinsbank. These gains provided us with an opportunity to trim our overweight positions and increase diversification. Finally, we reduced our holdings in Bipop-Carire, Mediolanum, and AXA on concern over their exposure to falling equity markets.

Market Performance


Six Months              Local                   Local Currency          U.S.
Ended 4/30/01           Currency                vs. U.S. Dollars        Dollars

Belgium                 -10.86%                  -6.76%                 4.60%

France                  -10.87                   -6.77                  4.60

Germany                 -12.25                   -8.22                  4.60

Italy                    -9.62                    4.60                 -5.46

Netherlands              -9.49                    4.59                 -5.33

Spain                    -1.61                    4.60                  2.92

Sweden                  -23.69                   -2.44                -25.55

Switzerland              -7.34                    3.65                 -3.96

United Kingdom           -5.07                   -1.46                 -6.46

Source: RIMES Online, using MSCI indices.

     Telecoms

     Huge debt burdens and delays of next-generation wireless technologies hurt the performance of European telecoms. Debt had risen dramatically to fund investments in new services and acquisitions, and firms with unsustainable debt proposed divesting assets to reduce their borrowings. It now appears likely that third-generation (3G) services will not produce revenue in 2002, as anticipated, but be delayed until 2003 or 2004. Encouragingly, the companies took steps to reduce costs by proposing to share 3G network infrastructure with other operators and by ending price wars for new subscribers and focusing instead on profitability.

     Early in the period, we sold some of our holdings in Vodafone Group as we were concerned about profitability and the relentless issuance of equity to pay for acquisitions. We subsequently participated in the initial public offering of Orange, which was spun off from France Telecom at a greatly reduced price, attracted by its strong brand and growth potential. We remain overweight in the wireless operators in Europe at the expense of traditional phone companies. We did start a position in Portugal Telecom, which announced, with Telefonica of Spain, plans to merge their Brazilian wireless businesses. If approved, the combination would be the clear market leader in South America. Neither of these companies are dependent on next-generation technology for near-term growth, and they have healthy balance sheets. They also performed significantly better than other European telecoms-France Telecom, British Telecom, Sonera (Finland), and Deutsche Telekom.

     Technology

     Overstretched balance sheets forced telecom companies to reconsider their capital equipment spending, and this had a direct impact on technology companies supplying telecom handsets, components, and equipment. Telecom operators' plans to share 3G networks in the future also weakened the technology outlook because fewer networks might be built in the near term. We managed to reduce our exposure to communications equipment companies early in the period by selling part or all of our holdings in Alcatel, Epcos, Marconi, and Nokia. However, our position in handset and network infrastructure supplier Ericsson plunged in value. The world's largest handset manufacturer, Nokia, reduced its forecast for global sales but still beat revised expectations for its first-quarter results, and its handset market share climbed to about 35%. Specialist semiconductor manufacturer STMicroelectronics and semiconductor equipment producer ASM Lithography were among the other technology companies that cut forecasts and announced job cuts, factory closures, or capital expenditure reductions.

Industry Diversification
--------------------------------------------------------------------------------
                                                  Percent of Net Assets
                                            10/31/00                  4/30/01

 Financials                                   21.8%                     23.5%

 Consumer Discretiona                         14.0                      15.7

 Health Care                                  10.8                      11.5

 Telecommunication Se                         12.3                      10.0

 Energy                                        8.0                       9.6

 Information Technology                       12.3                       8.6

 Industrials                                   7.3                       8.0

 Consumer Staples                              6.4                       7.3

 All Other                                     3.9                       3.4

 Reserves                                      3.2                       2.4

 Total                                       100.0%                    100.0%


     Despite  the  market's  sharp  deceleration,   other  factors  support  the
     longer-term outlook for technology companies. For example, while semiconductor manufacturers cut their overall investments in production equipment, orders for next-generation "300mm" equipment, which ASM
     Lithography makes, have been less affected by the slowdown, and that company outperformed. In addition, the speed with which these European companies reacted to the changing market with measures to reduce costs and investment demonstrated appropriate attention to shareholder value. It is only recently that businesses outside the U.S. have demonstrated such a focus.

     Media

     Media stock performance was mixed, depending on each company's exposure to weakening advertising demand. Reed International and Wolters Kluwer were the best-performing media holdings in your portfolio. These firms are leaders in educational, medical/scientific, and legal publishing, enjoy relatively stable demand for their products, and are less reliant on advertising. We participated in an issue of rights by Reed, which was raising money to fund an acquisition of U.S.-based Harcourt at what we considered a reasonable price. Performance of French group Vivendi Universal was also ahead of the international media sector. Only a small proportion of Vivendi's revenues are from advertising, and new management is expected to improve returns and growth. During the period, Vivendi's acquisition of a French media company, Canal Plus, and Seagram's media business, Universal, was approved.

Geographic Diversification
--------------------------------------------------------------------------------

United Kingdom                                                   33

France                                                           18

Others & Reserves                                                13

Netherlands                                                       9

Italy                                                             8

Switzerland                                                       7

Germany                                                           7

Sweden                                                            5

     On the negative side, worries over the rapid economic slowdown and its impact on the advertising market hurt the performance of WPP Group. We used this as an opportunity to add to our holdings. We believe that with the acquisition of Young & Rubicam last year, WPP is in an excellent position to benefit from improved operating leverage and long-term growth in advertising, market research, and public relations spending.

     Pharmaceuticals

     The underlying growth and stable or improving business outlooks of pharmaceuticals helped the sector's relative performance. Glaxo Wellcome and SmithKline Beecham finally cleared all regulatory hurdles and merged to become GlaxoSmithKline at the end of December. The combined group is the world's largest pharmaceutical by market share and the market leader in four of the five largest therapeutic categories. There were encouraging indications about AstraZeneca Group's potent new cholesterol-lowering product, Crestor, with peak sales of $3 to $4 billion expected. This company and Novartis merged and subsequently spun off their lower return agribusinesses. Aventis announced similar plans for its agrochemicals business, while its blockbuster drugs maintained momentum.
     Sanofi-Synthelabo's major products continued to drive its growth rate, which is currently the best in the sector.

     Energy and Other Resources

     Above-average oil prices and accelerating earnings underpinned solid performance in energy. Italy's ENI led the sector, having beaten cost-cutting targets and doubled profits in 2000. Spanish Repsol was buoyed by speculation that either Eni or French TotalFinaElf would acquire it. Royal Dutch Petroleum agreed to merge Shell's German refining, marketing, and retailing business with those of German utilities group RWE. U.K.-based resources group Rio Tinto was a leading performer, benefiting from improving metal industry dynamics.


INVESTMENT OUTLOOK

     Although markets rebounded strongly at the end of the period from their mid-March lows, the current environment remains challenging. The key question is, when will company fundamentals improve? The performance of the U.S. economy will continue to play an important role in the overall health of Europe's economies and multinational businesses. While it is difficult to forecast the duration of the current U.S. slowdown, we are more confident about Europe's prospects as the balance sheets of both consumers and companies are less stretched than in the U.S. and are already benefiting from significant tax cuts. Corporate restructurings will also bear fruit regardless of general economic trends. These facts make us optimistic that much of the pain is behind us, although markets are likely to continue to be volatile in the short term.

     Respectfully submitted,


     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     May 24, 2001

--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                             Percent of
                                                             Net Assets
                                                              4/30/01

GlaxoSmithKline, United Kingdom                                 4.6%

Royal Bank of Scotland Group, United Kingdom                    3.8

TotalFinaElf, France                                            3.3

Vodafone Group, United Kingdom                                  3.2

Shell Transport & Trading, United Kingdom                       2.7


ING Groep, Netherlands                                          2.5

Nokia, Finland                                                  2.3

Reed International, United Kingdom                              2.1

Vivendi Universal, France                                       1.9

Philips Electronics, Netherlands                                1.8


AstraZeneca Group, United Kingdom                               1.8

Diageo, United Kingdom                                          1.7

Nestle, Switzerland                                             1.7

Telecom Italia Mobile, Italy                                    1.7

Societe Television Francaise 1, France                          1.7


Sanofi-Synthelabo, France                                       1.6

Adecco, Switzerland                                             1.5

Telefonica, Spain                                               1.5

Nordea, Sweden                                                  1.3

Compass Group, United Kingdom                                   1.3


Alleanza Assicurazioni, Italy                                   1.3

Fortis, Netherlands/Belgium                                     1.2

Royal Dutch Petroleum, Netherlands                              1.2

Cable & Wireless, United Kingdom                                1.2

Unilever, United Kingdom                                        1.1


Total                                                          50.0%

Note: Table excludes reserves.

--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund


Performance Comparison

T. Rowe Price European Stock Fund

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                                   Lipper
                               MSCI                European
                               Europe              Funds              European
Date                           Index               Average            Stock Fund

4/30/91                        10,000              10,000             10,000
4/30/92                        11,192              10,761             10,941
4/30/93                        11,417              10,695             10,701
4/30/94                        13,957              13,219             13,154
4/30/95                        15,309              13,827             14,350
4/30/96                        17,824              16,370             17,498
4/30/97                        21,642              19,265             20,665
4/30/98                        31,582              27,458             28,436
4/30/99                        33,466              27,720             30,159
4/30/00                        36,908              34,017             34,496
4/30/01                        32,031              28,135             29,891

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 4/30/01          1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------

European Stock Fund            -13.35        1.68%        11.30%       11.57%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period


                       6 Months      Year
                          Ended     Ended
                        4/30/01  10/31/00 10/31/99 10/31/98 10/31/97 10/31/96

NET ASSET
VALUE
Beginning
of period               $21.69   $22.29   $22.38   $19.84   $16.93   $14.35

Investment
activities
Net investment
income (loss)             0.29     0.18     0.23     0.28     0.25     0.25

Net realized
and unrealized
gain (loss)              (1.89)    1.26     2.14     3.52     3.12     2.79

Total from
investment
activities               (1.60)    1.44     2.37     3.80     3.37     3.04

Distributions

Net investment
income                   (0.16)   (0.14)   (0.28)   (0.25)   (0.26)   (0.21)

Net realizedgain         (1.42)   (1.90)   (2.18)   (1.01)   (0.20)   (0.25)

Total
distributions            (1.58)   (2.04)   (2.46)   (1.26)   (0.46)   (0.46)

NET ASSET VALUE
End of period           $18.51   $21.69   $22.29   $22.38   $1 9.84  $16.93

Ratios/Supplemental
Data Total
return (diamond)         (7.92)%   6.28%   11.44%   20.12%   20.30%   21.76%

Ratio of total
expenses to
average net
assets                  1.07%!     1.02%    1.05%    1.05%    1.06%    1.12%

Ratio of net
investment
income (loss)
to average
net assets              2.89%!     0.71%    0.97%    1.39%    1.41%    1.81%

Portfolio
turnover rate           5.3%!      24.5%    15.7%    26.8%    17.5%    14.1%

Net assets,
end of period           $1,062   $1,250   $1,382   $1,412   $  984   $  705

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        ! Annualized

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2001

Portfolio of Investments                                Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands


    BELGIUM 1.5%

    Common Stocks 1.5%

    Dexia (EUR)                             45,292                     7,149

    Fortis (EUR)                           224,939                     5,788

    UCB (EUR)                               82,950                     2,723

    Total Belgium (Cost $8,358)                                       15,660


    DENMARK 0.2%

    Common Stocks 0.2%

    Tele Danmark                            50,380                     1,916

    Total Denmark (Cost $1,787)                                        1,916


    FINLAND 2.4%

    Common Stocks 2.4%

    Elcoteq Network                         65,270                       553

    Nokia (EUR)                            741,559                    24,542

    Total Finland (Cost $2,165)                                       25,095


    FRANCE 18.2%

    Common Stocks 18.2%

    Alcatel (EUR)                          257,636                     8,389

    Altran Technologies (EU                116,380                     7,538

    Aventis (EUR)                          108,667                     8,417

    Aventis (DAX Exchange)                  42,112                     3,239

    AXA (EUR)                               96,139                    11,345

    BNP Paribas (EUR)                       98,708                     8,775

    Cap Gemini (EUR)                        26,270                     3,797

    Compagnie de Saint-Goba                 45,559                     6,872

    Groupe Danone (EUR)                     24,014                     3,121

    Hermes International (EUR)              17,890                     2,571

    L'Oreal (EUR)                           29,260                     2,130

    Lafarge (EUR)                           23,935                     2,300

    Legrand (EUR)                           26,490                     6,064

    LVMH (EUR)                              30,630                     1,891

    Orange (EUR) *                         552,420                     5,823

    Sanofi-Synthelabo (EUR)                281,373                    16,876

    Schneider Electric (EUR                 33,403                     2,281

    Societe Generale (EUR)                  94,766                     6,113

    Societe Television Fran                426,335                    17,892

    Sodexho Alliance (EUR)                  62,020                     3,054

    STMicroelectronics (EUR                229,223                     9,244

    TotalFinaElf (EUR)                     233,010                    34,732

    Trader.com (EUR) *                      58,240                       330

    Vivendi Universal (EUR)                298,971                    20,704

    Total France (Cost $123,398)                                     193,498


    GERMANY 6.5%

    Common Stocks 6.5%

    Allianz (EUR)                           29,530                     8,502

    Bayer (EUR)                            164,112                     6,916

    Bayerische Hypo-und
        Verreinsbank (EUR)                 181,582                    10,131

    Deutsche Bank (EUR)                    147,971                    12,079

    Deutsche Telekom (EUR)                  48,042                     1,245

    E.On (EUR)                              63,115                     3,178

    Gehe (EUR)                             214,553                     8,566

    Rhoen-Klinikum (EUR)                    52,303                     3,132

    SAP (EUR)                               69,660                    11,069

    Siemens (EUR)                           63,018                     4,653

    Total Germany (Cost $53,980)                                      69,471


    GREECE 0.1%

    Common Stocks 0.1%

    National Bank of Greece                 40,490                     1,577

    Total Greece (Cost $1,385)                                         1,577


    IRELAND 0.1%

    Common Stocks 0.1%

    SmartForce ADR (USD)*                   39,228                     1,412

    Total Ireland (Cost $646)                                          1,412


    ITALY 8.1%

    Common Stocks 8.1%

    Alleanza Assicurazioni               1,106,380                    14,008

    Banca Intesa (EUR)                   3,028,347                    11,365

    Bipop-Carire (EUR)                     602,000                     3,050

    ENI (EUR)                            1,571,276                    10,762

    Mediaset (EUR)                         329,000                     3,836

    Mediolanum (EUR)                       365,000                     4,699

    Olivetti (EUR)                       1,871,524                     4,193

    San Paolo IMI (EUR)                     83,284                     1,164

    Telecom Italia (EUR)                   775,280                     8,619

    Telecom Italia
        Mobile ((EUR)                    2,628,735                    18,076

    UniCredito Italiano (EUR)            1,333,931                     6,296

    Total Italy (Cost $71,019)                                        86,068


    LUXEMBOURG 0.1%

    Common Stocks 0.1%

    Societe Europeenne des
        Satellites *(EUR)                    7,537                     1,130

    Total Luxembourg (Cost $1,210)                                     1,130


    NETHERLANDS 9.2%

    Common Stocks 9.2%

    ABN AMRO Holding (EUR)                  59,298                     1,194

    Akzo Nobel (EUR)                        50,548                     2,106

    ASM Lithography Holding                382,040                    10,101

    Elsevier (EUR)                         203,170                     2,781

    Equant (EUR)*                           75,156                     1,997

    Fortis (EUR)                           288,380                     7,487

    ING Groep (EUR)                        392,369                    26,796

    KPN (EUR)                              110,278                     1,348

    KPNQwest (EUR) *                        35,960                       398

    Philips Electronics (EUR)              666,726                    19,586

    Royal Dutch Petroleum (EUR)            215,726                    12,901

    United Pan-Europe
        Communications (EUR)               111,236                       691

    Wolters Kluwer (EUR) *                 393,490                    10,886

    Total Netherlands (Cost $66,249)                                  98,272


    NORWAY 0.6%

    Common Stocks 0.6%

    Norsk Hydro                             47,730                     2,082

    Orkla                                  260,742                     4,800

    Total Norway (Cost $4,245)                                         6,882


    PORTUGAL 0.2%

    Common Stocks 0.2%

    Jeronimo Martins (EUR)                 147,694                     1,022

    Portugal Telecom (EUR)                 105,780                     1,027

    Total Portugal (Cost $2,367)                                       2,049


    SPAIN 5.0%

    Common Stocks 5.0%

    Banco Bilbao Vizcaya
        Argentaria (EUR)                   711,535                    10,113

    Banco Santander Central                987,167                     9,810

    Empresa Nacional de Ele                429,981                     7,245

    Gamesa (EUR) *                         206,224                     4,849

    Repsol (EUR)                           298,293                     5,531

    Telefonica (EUR) *                     910,295                    15,410

    Total Spain (Cost $38,382)                                        52,958


    SWEDEN 5.1%

    Common Stocks 5.1%

    Assa Abloy                              73,279                     1,275

    Electrolux (Class B)                   470,840                     7,782

    Hennes & Mauritz (Class B)             379,790                     6,406

    LM Ericsson (Class B)                1,721,880                    11,081

    Nordea                               2,366,123                    14,304

    Sandvik                                126,500                     2,936

    Securitas (Class B)                    520,584                    10,126

    Total Sweden (Cost $60,049)                                       53,910


    SWITZERLAND 6.8%

    Common Stocks 6.8%

    ABB                                    118,787                     8,559

    Adecco                                  25,927                    15,692

    Credit Suisse Group                     37,835                     7,055

    Nestle                                   8,786                    18,192

    Roche Holding                            1,570                    11,276

    UBS                                     73,916                    11,248

    Total Switzerland (Cost $51,972)                                  72,022



    UNITED KINGDOM 33.4%

    Common Stocks 33.4%

    Abbey National                         182,864                     3,255

    AstraZeneca Group                      416,508                    19,376

    Autonomy *                              14,000                       118

    BG Group                               402,933                     1,579

    BP Amoco                               884,000                     7,924

    Cable & Wireless                     1,678,570                    12,366

    Cadbury Schweppes                    1,759,074
                                                                      10,820

    Centrica                               526,640                     1,780

    Compass Group *                      1,865,000                    14,246

    David S. Smith Holdings                519,416                     1,126

    Diageo                               1,753,677                    18,363

    Dimension Data *                       166,987                       793

    Electrocomponents                      670,400                     5,927

    GKN                                    190,000                     2,051

    GlaxoSmithKline*                     1,836,306                    48,701

    Granada Compass                      2,044,545                     5,455

    Hays                                   244,000                     1,154

    Hilton Group                           377,000                     1,199

    Kingfisher                           1,870,412                    12,134

    Lattice Group                        1,344,933                     2,506

    Marconi                                274,168                     1,596

    Reed International                   2,279,569                    22,402

    Regus *                                841,000                     3,501

    Rio Tinto                              426,848                     8,658

    Royal Bank of Scotland               1,746,843                    39,982

    Serco Group                            663,000                     3,794

    Shell Transport
        & Trading                        3,440,230                    28,642

    Standard Chartered                     421,600                     5,998

    Tesco                                2,004,500                     7,128

    Tomkins                              2,592,426                     5,757

    Unilever                             1,608,607                    12,150

    United Business Media                  410,211                     4,284

    Vodafone Group                      11,192,232                    34,022

    WPP Group                              489,000                     5,834

    Total United Kingdom (Cost $346,524)                             354,621


    SHORT-TERM INVESTMENTS 0.9%

    Money Market Funds 0.9%

    T. Rowe Price Reserve I              9,074,065                     9,074

    Total Short-Term Invest                                            9,074

Total Investments in Securities

98.4% of Net Assets (Cost $842,810)                                1,045,615

Other Assets Less Liabilities                                         16,834

NET ASSETS                                                         1,062,449
                                                                   ---------

         *        Non-income producing
         #        Seven-day yield
         ADR      American depository receipt
         EUR      Euro
         USD      U.S. dollar


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities, at value                       1,045,615

     Securities lending collateral                               321,378

     Other assets                                                 25,283

     Total assets                                              1,392,276


     Liabilities

     Obligation to return securities len                         321,378

     Other liabilities                                             8,449

     Total liabilities                                           329,827


     NET ASSETS                                                1,062,449
                                                               ---------

     Net Assets Consist of:

     Accumulated net investment income -                          16,352

     Accumulated net realized gain/loss                            1,770

     Net unrealized gain (loss)                                  202,524

     Paid-in-capital applicable to 57,400,458 shares of

     $0.01 par value capital stock outstanding;

     2,000,000,000 shares of the Corpora                         841,803


     NET ASSETS                                                1,062,449
                                                               ---------

     NET ASSET VALUE PER SHARE                                     18.51
                                                                   -----


The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                6 Months
                                                                   Ended
                                                                 4/30/01

     Investment Income (Loss)

     Income

       Dividend                                                   21,365

       Securities lending                                            573

       Interest                                                      494

       Total income                                               22,432

     Expenses

       Investment management                                       4,638

       Shareholder servicing                                       1,031

       Custody and accounting                                        237


       Prospectus and shareholder report                              97

       Registration                                                   27

       Legal and audit                                                 9

       Directors                                                       4

       Miscellaneous                                                   3

       Total expenses                                              6,046

     Net investment income (loss)                                 16,386


     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)


       Securities                                                  4,025

       Futures                                                    (1,532)


       Foreign currency transactions                               1,227

       Net realized gain (loss)                                    3,720

     Change in net unrealized gain or loss

       Securities                                               (114,644)

       Futures                                                       172

       Other assets and liabilities

       denominated in foreign currencies                             (67)
       Change in net unrealized gain or loss                    (114,539)



     Net realized and unrealized gain (loss)                    (110,819)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                      (94,433)
                                                                 -------



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                6 Months             Year
                                                Ended                Ended
                                                4/30/01              10/31/00

    Increase (Decrease) in xet Assets

    Operations

       Net investment incom                 16,386                     9,991

       Net realized gain (l                  3,720                   118,143

       Change in net unrealized
       gain or loss                       (114,539)                  (23,811)

       Increase (decrease) in net
       assets from operatio                (94,433)                  104,323

    Distributions to sharehxlders

       Net investment incom                 (9,001)                   (8,549)

       Net realized gain                   (79,869)                 (116,259)

       Decrease in net assets
       from distributions                  (88,870)                 (124,808)

    Capital share transactixns *

       Shares sold                         185,436                   601,104

       Distributions reinve                 84,295                   119,275

       Shares redeemed                    (274,209)                 (831,832)

       Increase (decrease) in
       net assets from capital
       share transactions                   (4,478)                 (111,453)

    Net Assets

       Increase (decrease)                (187,781)                 (131,938)

       Beginning of period               1,250,230                 1,382,168

       End of period                    $1,062,449                 1,250,230

    *Share information

         Shares sold                         9,608                    25,999

         Distributions reinvested            4,217                     5,390

         Shares redeemed                   (14,066)                  (35,753)

         Increase (decrease)
             in shares outstanding            (241)                   (4,364)



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies; current income is a secondary objective.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation

     Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the six months ended April 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Securities Lending

The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $309,095,000; aggregate collateral consisted of $321,378,000 in the securities lending collateral pool.

     Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $29,587,000 and $105,971,000, respectively, for the six months ended April 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $842,810,000. Net unrealized gain aggregated $202,805,000 at period-end, of which $294,860,000 related to appreciated investments and $92,055,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $689,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $851,000 for the six months ended April 30, 2001, of which $131,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 2.1% of the outstanding shares of the European Stock Fund at April 30, 2001. For the six months then ended, the fund was allocated $59,000 of Spectrum expenses, $3,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $190,000 and are reflected as interest income in the accompanying Statement of Operations.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
--------------------------------------------------------------------------------

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed  to new  investors.
!  Investments  in the funds  are not  insured  or
guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021]is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Advisory SErvices and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.


          ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides

          Minimum  Required   Distributions   Guide

          Retirement Planning Kit

          Retirement Readiness Guide

          Tax Considerations for Investors


          Insights  Reports

          The Challenge of Preparing for Retirement

          Financial Planning After Retirement

          The Roth IRA: A Review


*The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area

Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area

Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe  Price  Invest  with  Confidence  (registered  trademark)
T. Rowe Price Investment Services, Inc., Distributor.           F79-051 4/30/01